SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


               Date of Report:  August 20, 1999



             REVOLVING HOME EQUITY LOAN TRUST 1995-1
             ---------------------------------------
   (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                  HOUSEHOLD FINANCE CORPORATION
                  -----------------------------
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)


       Delaware               0-20693             Not Applicable
-----------------------------------------------------------------
 (State or other juris-  (Commission File Number  (IRS Employer
diction of incorporation     of Registrant)      Identification
of Master Servicer)                                Number of
                                                  Registrant)


   2700 Sanders Road, Prospect Heights, Illinois       60070
-----------------------------------------------------------------
     (Address of principal executive offices of      (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code    847/564-5000
                                                    ------------
                                 Exhibit Index appears on page 3
Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits
          --------

          99(a) Monthly Servicing Report to Trustee dated August 20, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, Inc. as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A-1 Certificates and the Class A-2 Certificates, Series 1995-1.















                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Revolving Home Equity Loan Trust 1995-1 by the undersigned hereunto duly authorized.

                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the

                         REVOLVING HOME EQUITY LOAN TRUST 1995-1
                         ---------------------------------------
                                     (Registrant)



                      By:  _____________________________________
                           J. W. Blenke
                           Authorized Representative
Dated:   August 27, 1999
         -----------------    - 2 -

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits
          --------

          99(a) Monthly Servicing Report to Trustee dated August 20, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, Inc. as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A-1 Certificates and the Class A-2 Certificates, Series 1995-1.









                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Revolving Home Equity Loan Trust 1995-1 by the undersigned hereunto duly authorized.



                    HOUSEHOLD FINANCE CORPORATION,
                    as Servicer of and on behalf of the

                    REVOLVING HOME EQUITY LOAN TRUST 1995-1
                    ---------------------------------------
                                (Registrant)




                      By:  /s/ J. W. Blenke
                           --------------------------------
                            J. W. Blenke
                            Authorized Representative
Dated:  August 27, 1999
        -------------------
                              - 2 -
                          EXHIBIT INDEX



Exhibit
Number    Exhibit                                                Page
-------   -------                                                ----



99(a)                                                              4

          Monthly Servicing Report to Trustee dated August 20, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, Inc. as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A-1 Certificates and the Class A-2 Certificates, Series 1995-1.



















                                 - 3 -

HE95-1.8k